Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE DOUBLES DIVIDEND; CLOUD SAAS REVENUES UP 50%, ENGINEERED SYSTEMS UP 45%

Q4 GAAP EPS Up 17% to 80 CENTS, NON-GAAP EPS Up 5% to 87 CENTS

REDWOOD SHORES, Calif., June 20, 2013 — Oracle Corporation (NASDAQ: ORCL) today announced that fiscal 2013 Q4 GAAP total revenues were unchanged at $10.9 billion, while non-GAAP total revenues were unchanged at $11.0 billion. Both GAAP and non-GAAP new software licenses and cloud software subscriptions revenues were up 1% to $4.0 billion. Software license updates and product support revenues were up 6% to $4.4 billion. Hardware systems products revenues were $849 million. GAAP operating income was up 9% to $5.0 billion, and GAAP operating margin was 46%. Non-GAAP operating income was up 1% to $5.6 billion, and non-GAAP operating margin was 51%. GAAP net income was up 10% to $3.8 billion, while non-GAAP net income was down 1% to $4.1 billion. GAAP earnings per share were up 17% to $0.80, while non-GAAP earnings per share were up 5% to $0.87. GAAP operating cash flow on a trailing twelve-month basis was $14.2 billion.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q4 GAAP earnings per share would have been approximately $0.01 higher at $0.81, up 19%; and Q4 non-GAAP earnings per share would have been approximately $0.01 higher. GAAP total revenues also would have been up 2%, non-GAAP total revenue would have been up 1%, and new software licenses and cloud software subscription revenues would have been up 2%.

For fiscal year 2013, GAAP total revenues were unchanged at $37.2 billion, while non-GAAP total revenues were unchanged at $37.3 billion. GAAP new software licenses and cloud software subscriptions revenues were up 4% to $10.3 billion, while non-GAAP new software licenses and cloud software subscriptions revenues were up 4% to $10.4 billion. GAAP software license updates and product support revenues were up 6% to $17.1 billion, while non-GAAP software license updates and product support revenues were up 6% to

$17.2 billion. Hardware systems products revenues were $3.0 billion. GAAP operating income was up 7% to $14.7 billion, and GAAP operating margin was 39%. Non-GAAP operating income was up 2% to $17.6 billion, and non-GAAP operating margin was 47%. GAAP net income was up 9% to $10.9 billion, while non-GAAP net income was up 3% to $13.0 billion. GAAP earnings per share were $2.26, up 15% compared to last year while non-GAAP earnings per share were $2.68, up 9%.

“A record level non-GAAP operating margin of 47% in FY13 enabled us to generate over $14 billion in operating cash flow during the year,” said Oracle President and CFO, Safra Catz. “We returned almost 90% of that to shareholders through dividends and share repurchases while increasing the cash on our balance sheet to $32 billion. Consistently increasing our margins, cash flow and cash balance has allowed us to double our current quarterly dividend.”

“Oracle’s HCM Cloud, CRM Cloud and ERP Cloud grew 50% as we added over 500 new SaaS customers in Q4 alone,” said Oracle President Mark Hurd. “Our annualized SaaS revenue run rate is over $1 billion, making us a strong number two in cloud applications – we are larger than SAP and Workday combined. Furthermore, in Q4 our HCM cloud alone generated more SaaS revenue and added more new Fusion HCM customers than Workday added HCM and ERP customers combined in their most recent quarter.”

“Exadata, Exalogic, Exalytics, SPARC SuperCluster and our other engineered systems grew at a rate of 45% in Q4 as we took considerable market share from our primary competitor – IBM P-Series – which declined 32% in their most recent quarter,” said Oracle CEO, Larry Ellison. “We sold over 1,200 engineered systems in the quarter and over 3,000 during the year. Our fast growing engineered systems business is now more than one-third of our overall hardware business which is one of the reasons we believe hardware will be a growth story in Oracle’s FY14.”

Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.12 per share of outstanding common stock, reflecting a 100% increase over the current quarterly dividend of $0.06. Oracle’s CEO and largest stockholder did not participate in the deliberation or the vote on this matter. This increased dividend will be paid to stockholders of record as of the close of business on July 12, 2013, with a payment date of August 2, 2013.

Oracle also announced that its Board of Directors authorized the repurchase of up to an additional $12.0 billion of common stock under its existing share repurchase program in future quarters.

Oracle also announced that it has applied to list its common stock on the New York Stock Exchange under its current symbol “ORCL”. After careful consideration and deliberation, the Board of Directors of Oracle determined that the proposed transfer of Oracle’s common stock listing to the New York Stock Exchange would be in the best interests of its stockholders, customers and partners. Subject to the approval by the NYSE of Oracle’s listing application, Oracle expects that its common stock will begin trading on the NYSE on July 15, 2013. Until the transfer is completed, Oracle will continue to trade on the NASDAQ Stock Market under the symbol “ORCL”.

Q4 Fiscal 2013 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-9303, Passcode: 849181. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q4 results and Fiscal 2013 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 2970367.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding hardware being a growth story in FY14 and when Oracle’s common stock will begin trading on the NYSE, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the current European economic crisis and slowing economic conditions in other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our hardware systems revenues and profitability could decline further, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Our periodic workforce restructurings, including reorganizations of our sales force, can be disruptive. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 20, 2013. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase		% Increase (Decrease)
	2013	% of Revenues		2012	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$4,026	37%		$3,985	37%		1%		2%
Software license updates and product support	4,402	40%		4,152	38%		6%		8%

Software Revenues	8,428	77%		8,137	75%		4%		5%

Hardware systems products	849	8%		977	9%		(13%	)	(12%	)
Hardware systems support	582	5%		600	5%		(3%	)	(1%	)

Hardware Systems Revenues	1,431	13%		1,577	14%		(9%	)	(8%	)

Services Revenues	1,088	10%		1,202	11%		(9%	)	(8%	)

Total Revenues	10,947	100%		10,916	100%		0%		2%

OPERATING EXPENSES
Sales and marketing	2,208	20%		2,100	19%		5%		6%
Software license updates and product support	316	3%		327	3%		(4%	)	(2%	)
Hardware systems products	413	4%		476	4%		(13%	)	(12%	)
Hardware systems support	220	2%		248	2%		(11%	)	(10%	)
Services	879	8%		955	9%		(8%	)	(7%	)
Research and development	1,264	12%		1,226	11%		3%		4%
General and administrative	274	2%		278	3%		(1%	)	0%
Amortization of intangible assets	596	5%		640	6%		(7%	)	(7%	)
Acquisition related and other (2)	(257)	(2%	)	(7)	0%		(3,524%	)	(3,515%	)
Restructuring	34	0%		77	1%		(56%	)	(56%	)

Total Operating Expenses	5,947	54%		6,320	58%		(6%	)	(5%	)

OPERATING INCOME	5,000	46%		4,596	42%		9%		11%
Interest expense	(210)	(2%	)	(194)	(2%	)	9%		9%
Non-operating income (expense), net	35	0%		(20)	0%		280%		281%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,825	44%		4,382	40%		10%		12%

Provision for income taxes	1,018	9%		931	8%		9%		11%

NET INCOME	$3,807	35%		$3,451	32%		10%		12%

EARNINGS PER SHARE:
Basic	$0.81			$0.70
Diluted	$0.80			$0.69
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,684			4,950
Diluted	4,756			5,027

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2013 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 1 percentage point and operating income by 2 percentage points.

(2)	Acquisition related and other expenses for the quarter ended May 31, 2013 included a net benefit of $269 million due to an acquisition related item.

ORACLE CORPORATION

Q4 FISCAL 2013 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2013 GAAP	Adj.	2013 Non-GAAP	2012 GAAP	Adj.	2012 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3) (4)	$10,947	$14	$10,961	$10,916	$34	$10,950	0%		0%		2%		1%

TOTAL SOFTWARE REVENUES (3)	$8,428	$10	$8,438	$8,137	$30	$8,167	4%		3%		5%		5%
New software licenses and cloud software subscriptions (3)	4,026	8	4,034	3,985	22	4,007	1%		1%		2%		2%
Software license updates and product support	4,402	2	4,404	4,152	8	4,160	6%		6%		8%		8%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,431	$4	$1,435	$1,577	$4	$1,581	(9%	)	(9%	)	(8%	)	(8%	)
Hardware systems products	849	—	849	977	—	977	(13%	)	(13%	)	(12%	)	(12%	)
Hardware systems support (4)	582	4	586	600	4	604	(3%	)	(3%	)	(1%	)	(1%	)

TOTAL OPERATING EXPENSES	$5,947	$(559)	$5,388	$6,320	$(882)	$5,438	(6%	)	(1%	)	(5%	)	0%
Stock-based compensation (5)	186	(186)	—	172	(172)	—	8%		*		8%		*
Amortization of intangible assets (6)	596	(596)	—	640	(640)	—	(7%	)	*		(7%	)	*
Acquisition related and other	(257)	257	—	(7)	7	—	(3,524%	)	*		(3,515%	)	*
Restructuring	34	(34)	—	77	(77)	—	(56%	)	*		(56%	)	*

OPERATING INCOME	$5,000	$573	$5,573	$4,596	$916	$5,512	9%		1%		11%		3%

OPERATING MARGIN %	46%		51%	42%		50%	357 bp.		51 bp.		375 bp.		59 bp.

INCOME TAX EFFECTS (7)	$1,018	$266	$1,284	$931	$224	$1,155	9%		11%		11%		13%

NET INCOME	$3,807	$307	$4,114	$3,451	$692	$4,143	10%		(1%	)	12%		1%

DILUTED EARNINGS PER SHARE	$0.80		$0.87	$0.69		$0.82	17%		5%		19%		7%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,756	—	4,756	5,027	—	5,027	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2013, approximately $6 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for fiscal 2014 due to business combination accounting rules.

(4)	As of May 31, 2013, approximately $6 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2014 due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2013			Three Months Ended May 31, 2012
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$35	$(35)	$—	$35	$(35)	$—
Software license updates and product support	5	(5)	—	5	(5)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	8	(8)	—	7	(7)	—
Research and development	93	(93)	—	82	(82)	—
General and administrative	43	(43)	—	42	(42)	—

Subtotal	186	(186)	—	172	(172)	—

Acquisition related and other	4	(4)	—	12	(12)	—

Total stock-based compensation	$190	$(190)	$—	$184	$(184)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2013 was as follows:

Fiscal 2014	$2,123
Fiscal 2015	1,656
Fiscal 2016	1,094
Fiscal 2017	523
Fiscal 2018	397
Thereafter	802

Total intangible assets subject to amortization	6,595
In-process research and development	45

Total intangible assets, net	$6,640

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.1% and 21.2% in the fourth quarter of fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 23.8% and 21.8% in the fourth quarter of fiscal 2013 and 2012, respectively. The difference between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2013 was primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rates in the fourth quarter of fiscal 2012 was primarily due to the disproportionate rate impact of certain discrete items, differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses, and income tax effects related to acquired tax exposures in the period.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,						% Increase		% Increase (Decrease)
	2013	% of Revenues		2012	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$10,321	28%		$9,906	27%		4%		6%
Software license updates and product support	17,142	46%		16,210	43%		6%		8%

Software Revenues	27,463	74%		26,116	70%		5%		7%

Hardware systems products	3,033	8%		3,827	10%		(21%	)	(19%	)
Hardware systems support	2,313	6%		2,475	7%		(7%	)	(4%	)

Hardware Systems Revenues	5,346	14%		6,302	17%		(15%	)	(13%	)

Services Revenues	4,371	12%		4,703	13%		(7%	)	(5%	)

Total Revenues	37,180	100%		37,121	100%		0%		2%

OPERATING EXPENSES
Sales and marketing	7,328	20%		7,127	19%		3%		5%
Software license updates and product support	1,175	3%		1,226	3%		(4%	)	(2%	)
Hardware systems products	1,501	4%		1,843	5%		(19%	)	(17%	)
Hardware systems support	890	2%		1,046	3%		(15%	)	(13%	)
Services	3,547	10%		3,743	10%		(5%	)	(3%	)
Research and development	4,850	13%		4,523	12%		7%		8%
General and administrative	1,072	3%		1,126	3%		(5%	)	(3%	)
Amortization of intangible assets	2,385	7%		2,430	7%		(2%	)	(2%	)
Acquisition related and other (2)	(604)	(2%	)	56	0%		(1,183%	)	(1,200%	)
Restructuring	352	1%		295	1%		19%		23%

Total Operating Expenses	22,496	61%		23,415	63%		(4%	)	(2%	)

OPERATING INCOME	14,684	39%		13,706	37%		7%		10%
Interest expense	(797)	(2%	)	(766)	(2%	)	4%		4%
Non-operating income, net	11	0%		22	0%		(49%	)	4%

INCOME BEFORE PROVISION FOR INCOME TAXES	13,898	37%		12,962	35%		7%		10%

Provision for income taxes	2,973	8%		2,981	8%		0%		3%

NET INCOME	$10,925	29%		$9,981	27%		9%		13%

EARNINGS PER SHARE:
Basic	$2.29			$1.99
Diluted	$2.26			$1.96
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,769			5,015
Diluted	4,844			5,095

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2013 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 2 percentage points and operating income by 3 percentage points.

(2)	Acquisition related and other expenses for the year ended May 31, 2013 included a benefit of $306 million related to certain litigation and a net benefit of $387 million due to an acquisition related item.

ORACLE CORPORATION

FISCAL 2013 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2013 GAAP	Adj.	2013 Non-GAAP	2012 GAAP	Adj.	2012 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP

TOTAL REVENUES (3) (4)	$37,180	$73	$37,253	$37,121	$100	$37,221	0%		0%		2%		2%

TOTAL SOFTWARE REVENUES (3)	$27,463	$59	$27,522	$26,116	$70	$26,186	5%		5%		7%		7%
New software licenses and cloud software subscriptions (3)	10,321	45	10,366	9,906	22	9,928	4%		4%		6%		6%
Software license updates and product support	17,142	14	17,156	16,210	48	16,258	6%		6%		8%		8%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$5,346	$14	$5,360	$6,302	$30	$6,332	(15%	)	(15%	)	(13%	)	(14%	)
Hardware systems products	3,033	—	3,033	3,827	—	3,827	(21%	)	(21%	)	(19%	)	(19%	)
Hardware systems support (4)	2,313	14	2,327	2,475	30	2,505	(7%	)	(7%	)	(4%	)	(5%	)

TOTAL OPERATING EXPENSES	$22,496	$(2,855)	$19,641	$23,415	$(3,407)	$20,008	(4%	)	(2%	)	(2%	)	0%
Stock-based compensation (5)	722	(722)	—	626	(626)	—	16%		*		16%		*
Amortization of intangible assets (6)	2,385	(2,385)	—	2,430	(2,430)	—	(2%	)	*		(2%	)	*
Acquisition related and other	(604)	604	—	56	(56)	—	(1,183%	)	*		(1,200%	)	*
Restructuring	352	(352)	—	295	(295)	—	19%		*		23%		*

OPERATING INCOME	$14,684	$2,928	$17,612	$13,706	$3,507	$17,213	7%		2%		10%		4%

OPERATING MARGIN %	39%		47%	37%		46%	257 bp.		103 bp.		277 bp.		106 bp.

INCOME TAX EFFECTS (7)	$2,973	$896	$3,869	$2,981	$967	$3,948	0%		(2%	)	3%		0%

NET INCOME	$10,925	$2,032	$12,957	$9,981	$2,540	$12,521	9%		3%		13%		6%

DILUTED EARNINGS PER SHARE	$2.26		$2.68	$1.96		$2.46	15%		9%		18%		11%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,844	—	4,844	5,095	—	5,095	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2013, approximately $6 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for fiscal 2014 due to business combination accounting rules.

(4)	As of May 31, 2013, approximately $6 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2014 due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Year Ended May 31, 2013			Year Ended May 31, 2012
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$147	$(147)	$—	$122	$(122)	$—
Software license updates and product support	20	(20)	—	18	(18)	—
Hardware systems products	3	(3)	—	1	(1)	—
Hardware systems support	5	(5)	—	5	(5)	—
Services	31	(31)	—	23	(23)	—
Research and development	352	(352)	—	295	(295)	—
General and administrative	164	(164)	—	162	(162)	—

Subtotal	722	(722)	—	626	(626)	—

Acquisition related and other	33	(33)	—	33	(33)	—

Total stock-based compensation	$755	$(755)	$—	$659	$(659)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2013 was as follows:

Fiscal 2014	$2,123
Fiscal 2015	1,656
Fiscal 2016	1,094
Fiscal 2017	523
Fiscal 2018	397
Thereafter	802

Total intangible assets subject to amortization	6,595
In-process research and development	45

Total intangible assets, net	$6,640

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.4% and 23.0% in fiscal 2013 and 2012, respectively, and an effective non-GAAP tax rate of 23.0% and 24.0% in fiscal 2013 and 2012, respectively. The differences between our GAAP and non-GAAP tax rates in fiscal 2013 were primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rates in fiscal 2012 was primarily due to the disproportionate rate impact of certain discrete items, income tax effects related to acquired tax exposures, and differences in jurisdictional tax rates and related tax benefits attributable to our restructuring expenses in the period.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2013	May 31, 2012

ASSETS

Current Assets:
Cash and cash equivalents	$14,613	$14,955
Marketable securities	17,603	15,721
Trade receivables, net	6,049	6,377
Inventories	240	158
Deferred tax assets	974	877
Prepaid expenses and other current assets	2,213	1,935

Total Current Assets	41,692	40,023

Non-Current Assets:
Property, plant and equipment, net	3,053	3,021
Intangible assets, net	6,640	7,899
Goodwill	27,343	25,119
Deferred tax assets	766	595
Other assets	2,318	1,670

Total Non-Current Assets	40,120	38,304

TOTAL ASSETS	$81,812	$78,327

LIABILITIES AND EQUITY

Current Liabilities:
Notes payable, current and other current borrowings	$—	$2,950
Accounts payable	419	438
Accrued compensation and related benefits	1,851	2,002
Income taxes payable	911	528
Deferred revenues	7,118	7,035
Other current liabilities	2,573	2,435

Total Current Liabilities	12,872	15,388

Non-Current Liabilities:
Notes payable and other non-current borrowings	18,494	13,524
Income taxes payable	3,899	3,759
Other non-current liabilities	1,402	1,569

Total Non-Current Liabilities	23,795	18,852

Equity	45,145	44,087

TOTAL LIABILITIES AND EQUITY	$81,812	$78,327

ORACLE CORPORATION

FISCAL 2013 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2013	2012
Cash Flows From Operating Activities:
Net income	$10,925	$9,981
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	546	486
Amortization of intangible assets	2,385	2,430
Deferred income taxes	(117)	9
Stock-based compensation	755	659
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	410	182
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(241)	(97)
Other, net	155	84
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	385	84
(Increase) decrease in inventories	(66)	150
Increase in prepaid expenses and other assets	(555)	(51)
Decrease in accounts payable and other liabilities	(541)	(720)
Increase in income taxes payable	35	54
Increase in deferred revenues	148	492

Net cash provided by operating activities	14,224	13,743

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(32,160)	(38,625)
Proceeds from maturities and sales of marketable securities and other investments	30,159	35,594
Acquisitions, net of cash acquired	(3,305)	(4,702)
Capital expenditures	(650)	(648)

Net cash used for investing activities	(5,956)	(8,381)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(11,021)	(5,856)
Proceeds from issuances of common stock	1,527	733
Payments of dividends to stockholders	(1,433)	(1,205)
Proceeds from borrowings, net of issuance costs	4,974	1,700
Repayments of borrowings	(2,950)	(1,405)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	241	97
Distributions to noncontrolling interests	(31)	(163)
Other, net	193	—

Net cash used for financing activities	(8,500)	(6,099)

Effect of exchange rate changes on cash and cash equivalents	(110)	(471)

Net decrease in cash and cash equivalents	(342)	(1,208)

Cash and cash equivalents at beginning of period	14,955	16,163

Cash and cash equivalents at end of period	$14,613	$14,955

ORACLE CORPORATION

FISCAL 2013 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2012				Fiscal 2013
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$12,818	$13,129	$13,463	$13,743	$13,993	$13,533	$13,717	$14,224

Capital Expenditures (2)	(492)	(500)	(509)	(648)	(627)	(710)	(684)	(650)

Free Cash Flow	$12,326	$12,629	$12,954	$13,095	$13,366	$12,823	$13,033	$13,574

% Growth over prior year	46%	45%	36%	22%	8%	2%	1%	4%

GAAP Net Income	$9,035	$9,356	$9,738	$9,981	$10,175	$10,564	$10,571	$10,925

Free Cash Flow as a % of Net Income	136%	135%	133%	131%	131%	121%	123%	124%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL

REVENUES

New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389		$2,332		$4,026		$10,321
Software license updates and product support	4,022		3,986		4,051		4,152		16,210		4,140		4,260		4,340		4,402		17,142

Software Revenues	5,520		6,034		6,425		8,137		26,116		5,714		6,649		6,672		8,428		27,463

Hardware systems products	1,029		953		869		977		3,827		779		734		671		849		3,033
Hardware systems support	645		625		604		600		2,475		574		587		570		582		2,313

Hardware Systems Revenues	1,674		1,578		1,473		1,577		6,302		1,353		1,321		1,241		1,431		5,346

Services Revenues	1,180		1,180		1,141		1,202		4,703		1,114		1,124		1,045		1,088		4,371

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094		$8,958		$10,947		$37,180

AS REPORTED REVENUE GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%		(2%	)	1%		4%
Software license updates and product support	17%		9%		8%		5%		10%		3%		7%		7%		6%		6%
Software Revenues	17%		7%		8%		6%		9%		4%		10%		4%		4%		5%

Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)	(23%	)	(13%	)	(21%	)
Hardware systems support	4%		(2%	)	(4%	)	(11%	)	(3%	)	(11%	)	(6%	)	(6%	)	(3%	)	(7%	)
Hardware Systems Revenues	(1%	)	(10%	)	(11%	)	(14%	)	(9%	)	(19%	)	(16%	)	(16%	)	(9%	)	(15%	)

Services Revenues	10%		0%		0%		(4%	)	1%		(6%	)	(5%	)	(8%	)	(9%	)	(7%	)

Total Revenues	12%		2%		3%		1%		4%		(2%	)	3%		(1%	)	0%		0%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%		0%		2%		6%
Software license updates and product support	10%		9%		9%		8%		9%		8%		8%		8%		8%		8%
Software Revenues	11%		7%		9%		10%		9%		9%		11%		5%		5%		7%

Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)	(22%	)	(12%	)	(19%	)
Hardware systems support	(3%	)	(3%	)	(3%	)	(7%	)	(4%	)	(6%	)	(5%	)	(5%	)	(1%	)	(4%	)
Hardware Systems Revenues	(8%	)	(10%	)	(11%	)	(11%	)	(10%	)	(15%	)	(16%	)	(15%	)	(8%	)	(13%	)

Services Revenues	5%		0%		1%		0%		1%		0%		(3%	)	(7%	)	(8%	)	(5%	)

Total Revenues	5%		2%		4%		5%		4%		3%		5%		0%		2%		2%

GEOGRAPHIC REVENUES

REVENUES
Americas	$4,226		$4,532		$4,707		$5,771		$19,236		$4,324		$4,787		$4,698		$5,911		$19,719
Europe, Middle East & Africa	2,704		2,756		2,787		3,314		11,561		2,383		2,701		2,745		3,328		11,158
Asia Pacific	1,444		1,504		1,545		1,831		6,324		1,474		1,606		1,515		1,708		6,303

Total Revenues	$8,374		$8,792		$9,039		$10,916		$37,121		$8,181		$9,094		$8,958		$10,947		$37,180

HEADCOUNT

GEOGRAPHIC AREA
Americas	46,338		46,672		47,884		48,901				49,145		49,584		50,402		51,519
Europe, Middle East & Africa	22,210		22,725		22,852		22,957				22,584		22,594		22,592		22,860
Asia Pacific	40,840		41,901		42,908		43,308				44,170		45,051		45,663		45,855

Total Company	109,388		111,298		113,644		115,166				115,899		117,229		118,657		120,234

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2013 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2012										Fiscal 2013
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL

AMERICAS

New software licenses and cloud software subscriptions	$727		$1,027		$1,228		$2,126		$5,107		$814		$1,253		$1,205		$2,194		$5,465

Hardware systems products	$475		$496		$410		$498		$1,880		$380		$370		$307		$439		$1,495

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	10%		0%		11%		14%		10%		12%		22%		(2%	)	3%		7%
Hardware systems products	(12%	)	(17%	)	(19%	)	(17%	)	(16%	)	(20%	)	(25%	)	(25%	)	(12%	)	(20%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		1%		11%		16%		11%		14%		22%		(1%	)	4%		8%
Hardware systems products	(13%	)	(17%	)	(18%	)	(16%	)	(16%	)	(19%	)	(25%	)	(25%	)	(12%	)	(20%	)

EUROPE / MIDDLE EAST / AFRICA

New software licenses and cloud software subscriptions	$440		$584		$693		$1,166		$2,884		$403		$641		$690		$1,224		$2,959

Hardware systems products	$344		$272		$265		$260		$1,140		$214		$198		$201		$228		$842

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	25%		2%		(1%	)	(5%	)	1%		(8%	)	10%		0%		5%		3%
Hardware systems products	2%		(17%	)	(20%	)	(24%	)	(15%	)	(38%	)	(27%	)	(24%	)	(12%	)	(26%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	15%		3%		1%		2%		4%		1%		12%		1%		5%		5%
Hardware systems products	(11%	)	(17%	)	(18%	)	(18%	)	(16%	)	(30%	)	(25%	)	(24%	)	(11%	)	(23%	)

ASIA PACIFIC

New software licenses and cloud software subscriptions	$331		$437		$453		$693		$1,915		$357		$495		$437		$608		$1,897

Hardware systems products	$210		$185		$194		$219		$807		$185		$166		$163		$182		$696

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	20%		11%		13%		8%		12%		8%		13%		(3%	)	(12%	)	(1%	)
Hardware systems products	6%		2%		(3%	)	1%		1%		(12%	)	(10%	)	(16%	)	(17%	)	(14%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	9%		8%		11%		13%		11%		12%		13%		1%		(7%	)	3%
Hardware systems products	(5%	)	(1%	)	(6%	)	1%		(3%	)	(10%	)	(12%	)	(14%	)	(14%	)	(12%	)

TOTAL COMPANY

New software licenses and cloud software subscriptions	$1,498		$2,048		$2,374		$3,985		$9,906		$1,574		$2,389		$2,332		$4,026		$10,321

Hardware systems products	$1,029		$953		$869		$977		$3,827		$779		$734		$671		$849		$3,033

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	17%		2%		7%		7%		7%		5%		17%		(2%	)	1%		4%
Hardware systems products	(5%	)	(14%	)	(16%	)	(16%	)	(13%	)	(24%	)	(23%	)	(23%	)	(13%	)	(21%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	11%		3%		8%		11%		8%		10%		18%		0%		2%		6%
Hardware systems products	(11%	)	(14%	)	(16%	)	(13%	)	(14%	)	(21%	)	(23%	)	(22%	)	(12%	)	(19%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2012 and 2011 for the fiscal 2013 and fiscal 2012 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q4 FISCAL 2013 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

New software licenses and cloud software subscriptions, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software subscriptions contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud software subscriptions contracts and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our new software licenses and cloud software subscriptions revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software subscriptions and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software subscriptions contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and changes in fair value of contingent consideration payable, and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.